UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2016 (May 19, 2016)

MYOS RENS TECHNOLOGY INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53298	90-0772394
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45 Horsehill Road, Suite 106 Cedar Knolls, New Jersey	07927
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (973) 509-0444

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.      Changes in Registrant’s Certifying Accountant.

On May 19, 2016, the audit committee and the board of directors of MYOS RENS Technology Inc. (the “Company”) dismissed EisnerAmper LLP (“EisnerAmper”), the Company’s independent registered public accounting firm, effective immediately. During the fiscal years ended December 31, 2015 and 2014, EisnerAmper’s audit reports on the Company's financial statements did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2015 and 2014 and the subsequent period through the date of this Current Report on Form 8-K, (i) there were no disagreements between the Company and EisnerAmper on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to EisnerAmper’s satisfaction, would have caused EisnerAmper to make reference in connection with EisnerAmper’s opinion to the subject matter of the disagreement; and (ii) there were no “reportable events” as the term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided EisnerAmper with a copy of the disclosures that the Company is making in response to Item 4.01 on this Current Report on Form 8-K, and requested that EisnerAmper furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The letter from EisnerAmper, dated May 20, 2016, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

On May 19, 2016, the audit committee and the board of directors of the Company approved the engagement of WithumSmith+Brown, PC (“Withum”) as the Company’s new independent registered public accounting firm, effective immediately. During the fiscal years ended December 31, 2015 and 2014 and through the date of this Current Report on Form 8-K, neither the Company nor anyone acting on its behalf consulted Withum with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, nor the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice provided that Withum concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or a “reportable event” as described in Items 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

Item 9.01.      Financial Statements and Exhibits.

(d) Exhibits

16.1	Letter from EisnerAmper LLP, dated May 20, 2016

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYOS RENS TECHNOLOGY INC.

Dated: May 20, 2016	/s/ Joseph C. DosSantos
Name: Joseph C. DosSantos
Title: Chief Financial Officer

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